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                                                                 EXHIBIT 23.1(a)



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated March 1, 1999, included in the Annual Report on form 10K of Coram Healthcare Corporation for the year ended December 31, 1998, with respect to the consolidated financial statements and schedule, as amended, included in this Form 10-K/A.

                                           ERNST & YOUNG LLP


Denver, Colorado
April 30, 1999